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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 21, 1997
                       (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)



        Nevada                          333-11855                 75-2596063
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)


      3773 Howard Hughes Parkway
             Suite 300N
          Las Vegas, Nevada                                       89109
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 866-2202
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Item 5.       Other Events.

       Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-11855) filed with the Securities and Exchange Commission (the "Commission") on September 12, 1996 (the "Registration Statement"), pursuant to which the Registrant registered $1,240,625,000 aggregate principal amount of its asset backed notes and asset backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Asset Backed Notes and Asset Backed Certificates, Series 1997-1 (the "Offered Securities").

       The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the inclusion in the Prospectus of the accountant's report dated January 22, 1996 in the audit of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit 23.2 hereto.


Item 7.       Financial Statements and Exhibits.

       (c)    Exhibits

              Exhibit No.   Description

                   23.2     Consent of Independent Accountants





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                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRSTPLUS INVESTMENT CORPORATION



February 25, 1996                  By: /s/ CHRISTOPHER J. GAMLICH
                                      ------------------------------------------
                                           Christopher J. Gamlich,
                                           Senior Vice President





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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
23.2                Consent of Independent Accountants